UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2021

Air Products and Chemicals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard

Allentown, Pennsylvania 18195-1501

(Address of principal executive offices and zip code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
0.375% Euro Notes due 2021	APD21B	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 28, 2021, Air Products and Chemicals, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). There were 195,307,483 shares of common stock represented at the meeting by valid proxies or voted at the meeting, which was approximately 88.35% of the shares of common stock entitled to vote at the meeting and which constituted a quorum. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are set forth below.

1.

Election of Directors. Each of the nominees for director was elected to serve until the Company’s 2022 Annual Meeting of Shareholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal. The voting results were as follows, with each nominee having received at least 97.09% of the votes cast for his or her election:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Susan K. Carter	179,913,319	1,884,841	210,173	13,299,150
Charles I. Cogut	179,696,436	2,059,048	252,849	13,299,150
Lisa A. Davis	179,994,722	1,793,578	220,033	13,299,150
Chadwick C. Deaton	177,543,339	3,683,492	781,502	13,299,150
Seifollah Ghasemi	175,647,624	5,260,281	1,100,428	13,299,150
David H. Y. Ho	181,204,132	570,395	233,806	13,299,150
Edward L. Monser	180,706,408	1,055,388	246,537	13,299,150
Matthew H. Paull	180,634,222	1,108,257	265,854	13,299,150

2.

Advisory Vote on Executive Officer Compensation. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
171,551,630 (94.55% of the votes cast)	9,878,595	578,108	13,299,150

3.

Approval of the Air Products and Chemicals, Inc. 2021 Long-Term Incentive Plan. The Company’s shareholders approved the Air Products and Chemicals, Inc. 2021 Long-Term Incentive Plan (the “LTIP”) by the vote set forth in the table below. A description of the terms and conditions of the LTIP was previously reported in the Company’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on December 9, 2020.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
176,076,471 (97.01% of the votes cast)	5,422,888	508,974	13,299,150

4.

Ratification of Appointment of Independent Auditors. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021 by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
194,240,696 (99.54% of the votes cast)	883,144	183,643	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: January 29, 2021	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary

3